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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 10, 1999


                                  BRUNO'S, INC.
             (Exact Name of Registrant as Specified in Its Charter)






                                     ALABAMA
                 (State or Other Jurisdiction of Incorporation)

         0-6544                                       63-0411801
(Commission File Number)                 (I.R.S. Employer Identification No.)

          800 LAKESHORE PARKWAY
           BIRMINGHAM, ALABAMA                                35211
(Address of Principal Executive Offices)                   (Zip Code)

                                 (205) 940-9400
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\864920\01
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Item 3. Bankruptcy or Receivership.

         The Second Amended Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code as modified December 10, 1999, dated December 10, 1999 (the "Plan of Reorganization") proposed by Bruno's, Inc. (the "Company") and its subsidiaries and affiliates, was confirmed by the United States Bankruptcy Court for the District of Delaware by order dated December 30, 1999, and entered on the docket on January 4, 2000. The Plan of Reorganization is annexed hereto as Exhibit 99.1 and incorporated herein by reference. The Press Release of the Company dated December 30, 1999, is annexed hereto as Exhibit
99.2 and incorporated herein by reference.

         Reference is made to the Quarterly Report on Form 10-Q filed by the Company on December 13, 1999, with respect to the number of shares issued and outstanding and the assets and liabilities of the Company. Upon effectiveness of the Plan of Reorganization, such shares will be cancelled and 25,000,000 shares of common stock, par value $0.01, of the Company will be issued to certain creditors in respect to their claims, as more fully described in the Plan of Reorganization.

Item 7. Financial Statements and Exhibits.

        Exhibit No.                        Exhibit
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         99.1        Second Amended Joint Plan of Reorganization of the Company
                     dated December 10, 1999.
         99.2        Press Release of the Company dated December 30, 1999.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2000

                                   BRUNO'S, INC.



                                   By: /s/ Walter M. Grant
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                                           Walter M. Grant
                                           Senior Vice President and
                                           General Counsel









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                                  EXHIBIT INDEX

        Exhibit No.                        Description
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         99.1        Second Amended Joint Plan of Reorganization of the Company
                     dated December 10, 1999.
         99.2        Press Release of the Company dated December 30, 1999.















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